Exhibit 10.3
Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

EXECUTION COPY

AMENDMENT NO. 1 TO ASSET RETURN AND TERMINATION AGREEMENT

This AMENDMENT NO. 1 TO ASSET RETURN AND TERMINATION AGREEMENT (this “Amendment”), effective as of March 20, 2017, amends that certain Asset Return and Termination Agreement, effective December 31, 2016 (the “AR&T Agreement”), by and between Momenta Pharmaceuticals, Inc., a Delaware corporation (“Momenta”), Baxalta Incorporated, a Delaware corporation (“BI”), Baxalta US Inc., a Delaware corporation (“BUSI”), and Baxalta GmbH, a Swiss corporation (“BGMBH” and, together with BI and BUSI, collectively, “Baxalta”). Capitalized terms used herein, but otherwise not defined, shall have the meaning ascribed to them in the AR & T Agreement.

RECITALS

WHEREAS, the Parties hereto desire to amend the AR&T Agreement as set forth below in accordance with Section 8.7 of the AR&T Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals, which are incorporated into this Amendment, the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.    Amendment of the AR&T Agreement. Exhibit F to the AR&T Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit 1 to this Amendment.
2.    No Other Changes. Except as expressly modified by this Amendment, the AR&T Agreement shall remain unchanged and in full force and effect. This Amendment shall become a part of the AR&T Agreement as if set forth in full therein, and references to the AR&T Agreement shall be to the AR&T Agreement as amended. To the extent of any conflict or inconsistency between the terms of this Amendment and the AR&T Agreement, the terms of this Amendment shall prevail.
3.    Counterparts; Electronic Delivery. This Amendment may be executed in two or more counterparts, each of which may contain the signature of one or more parties hereto, but all such counterparts taken together shall constitute one and the same agreement. Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

[Signature Pages Follow]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Amendment No. 1 to Asset Return and Termination Agreement as of the date first set forth above.

Momenta Pharmaceuticals, Inc.

By:	/s/ Matt Ottmer
Name:	Matt Ottmer
Title:	Chief Operating Officer

[signatures continue on following page]

Signature Page to Amendment No. 1 to Asset Return and Termination Agreement

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Amendment No. 1 to Asset Return and Termination Agreement as of the date first set forth above.

Baxalta Incorporated

By:	/s/ Jeffrey Prowda
Name:	Jeffrey Prowda
Title:	Assistant Secretary

Baxalta US Inc.

By:	/s/ Jeffrey Prowda
Name:	Jeffrey Prowda
Title:	Assistant Secretary

[signatures continue on following page]

Signature Page to Amendment No. 1 to Asset Return and Termination Agreement

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Amendment No. 1 to Asset Return and Termination Agreement as of the date first set forth above.

Baxalta GmbH

By:	/s/ Mario Nespoli
Name:	Mario Nespoli
Title:	Director Strategic Sourcing & Procurement CMO

Signature Page to Amendment No. 1 to Asset Return and Termination Agreement

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Momenta Pharmaceuticals, Inc.

Exhibit 1
Amended and Restated Exhibit F to Asset Return and Termination Agreement

Module	Major Sections	Regulatory Services to be Performed by Baxalta in Accordance with Section 4.2

[***]	[***]	[***]

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Exhibit 1 to Amendment No. 1 to Asset Return and Termination Agreement

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.